UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2022

ROKU, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38211	26-2087865
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Coleman Ave San Jose, California		95110
(Address of Principal Executive Offices)		(Zip Code)
(408) 556-9040
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Class A Common Stock, $0.0001 par value	“ROKU”	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2022, Roku, Inc. (the “Company”) appointed Matthew Banks as the Company’s Vice President, Corporate Controller and Chief Accounting Officer. In his new role, Mr. Banks will serve as the Company’s principal accounting officer. The Company’s Chief Financial Officer, Steve Louden, who previously served as both principal financial officer and principal accounting officer, will continue serving as the Company’s principal financial officer.

Mr. Banks, age 45, joined the Company in February 2021 as Vice President, Corporate Controller. From September 2018 to August 2020, Mr. Banks served as Vice President, Controller of InVision Inc. From January 2012 to September 2018, Mr. Banks held senior roles at Meta Platforms, Inc. (formerly known as Facebook, Inc.), including Corporate Controller and Director, Revenue Accounting and Operations. Prior to 2012, Mr. Banks held senior roles at Yahoo! Inc. and Ernst & Young LLP. Mr. Banks holds a B.A. in Business Economics from the University of California, Santa Barbara and is a Certified Public Accountant (inactive) in California.

In connection with his appointment, Mr. Banks will receive (i) an annual base salary of $1,200,000 and (ii) a market adjustment equity award with a value of $1,120,000 vesting over four years and a retention equity award with a value of $1,500,000 vesting over two years, each of which will be granted pursuant to the terms of the Company’s 2017 Equity Incentive Plan. Mr. Banks is a participant in the Company’s Amended and Restated Severance Benefit Plan, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 14, 2022 (File No. 001-38211) and is eligible to participate in the Company’s other employee benefits as may be offered from time to time. Mr. Banks will enter into the Company’s standard form of indemnification agreement, which is attached as Exhibit 10.9 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1 filed with the SEC on September 18, 2017 (File No. 333-220318).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roku, Inc.

Dated: December 19, 2022
	By:	/s/ Stephen H. Kay
Stephen H. Kay
Senior Vice President, General Counsel and Secretary